Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Archon Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Paul W. Lowden, Chief Executive Officer of the Company, and Grant L. Siler, Principal Accounting Officer, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2003, that to our knowledge:

(i)	the Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 13, 2009

/s/ Paul W. Lowden
Paul W. Lowden
Chairman of the Board, President
And Chief Executive Officer

/s/ Grant L. Siler
Grant L. Siler
Principal Accounting Officer

This certification accompanies the above-described Report on Form 10-Q pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange

Act of 1934.